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                                                                    EXHIBIT 21.1

                        PAREXEL INTERNATIONAL CORPORATION

                       LIST OF SUBSIDIARIES OF THE COMPANY

                                                                                 PAREXEL
                                                                                Ownership(1)
                                                                                ------------
Barnett International Corporation, a Massachusetts corporation                     100%
PAREXEL International Holding Corporation, a Delaware corporation                  100%
PAREXEL International Securities Corporation, a Massachusetts corporation          100%
PAREXEL International Inc., a Delaware corporation                                 100%
PAREXEL Unternehmens beteilung GmbH, a corporation organized under the
   laws of Germany                                                                 100%
PAREXEL GmbH Independent Pharmaceutical Research Organization, a
   corporation organized under the laws of Germany                                 100%
PAREXEL International Limited, a corporation organized under the laws of the
  United Kingdom                                                                   100%
AFB CLINLAB Laborleistungs - Organisationgesellschaft mbH, a
  corporation organized under the laws of Germany                                  100%
PAREXEL International, a corporation organized under the laws of France            100%
PAREXEL International SRL, a corporation organized under the laws of Italy         100%
PAREXEL International Pty Ltd, a corporation organized under the laws of
  Australia                                                                        100%
PAREXEL International S.L., a corporation organized under the laws of Spain        100%
State and Federal Associates, Inc., a Virginia corporation                         100%
PAREXEL International (Lansel) Limited, a corporation organized under the
  laws of Brazil                                                                   100%
Caspard Consultants, a corporation organized under the laws of France              100%
Sitebase Clinical Systems, Inc., a Massachusetts Corporation                       100%

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(1) Direct and indirect



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